UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 26, 2022

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On August 26, 2022, NextPlay Technologies, Inc. (the “Company”) filed its preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission and publicly announced that it has scheduled its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) to be held on Wednesday, October 19, 2022 at 9:00 a.m. Eastern Time. The Company is holding the 2023 Annual Meeting as a virtual-only meeting, which will be conducted via live audio online webcast. The Company has established August 22, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting.

Because the date of the 2023 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2022 annual meeting of stockholders, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be 5:00 p.m. Eastern Time on Tuesday, September 6, 2022. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2023 Annual Meeting.

In addition, in accordance with the Company’s Bylaws, any stockholder who intends to nominate a person for election as a director or submit a proposal for inclusion at our 2023 Annual Meeting must provide notice (“Stockholder Notice”) on or before 5:00 p.m. Eastern Time on Tuesday, September 6, 2022. Any Stockholder Notice must comply with the specific requirements set forth in the Company’s Bylaws in order to be considered at the 2023 Annual Meeting. Any such proposal shall be mailed to: NextPlay Technologies, Inc., 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, Attn.: Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: August 26, 2022	By:	/s/ Nithinan Boonyawattanapisut
Name: Nithinan Boonyawattanapisut Title: Co-Chief Executive Officer

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